UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report:  September 29, 2021
(Date of earliest event reported:  September 28, 2021)

Revlon, Inc.
(Exact Name of Registrant as Specified in its Charter)

Delaware	1-11178	13-3662955
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

One New York Plaza New York, New York	10004
(Address of Principal Executive Offices)	(Zip Code)

(212) 527-4000
(Registrant’s telephone number, including area code)

None
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

 ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
 ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
 ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) or 12(g) of the Act:

	Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Revlon, Inc.	Class A Common Stock	REV	New York Stock Exchange

Indicate by check mark whether each registrant is an "emerging growth company" as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter)in Rule 12b-2 of the Exchange Act.

Emerging Growth Company
Revlon, Inc.	Yes ☐ No ☒

If an emerging growth company, indicate by check mark if the registrants have elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02.     Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective September 28, 2021, Beril Yildiz was elected Vice President, Chief Accounting Officer & Controller for Revlon, Inc. (“Revlon”) and its wholly owned operating subsidiary, Revlon Consumer Products Corporation (“RCPC,” and together with Revlon, the “Company”).

Prior to joining the Company, Ms. Yildiz, age 43, served as Director of Financial Reporting, Technical Accounting and Sarbanes-Oxley (SOX) Compliance and in various finance and accounting roles for Colgate-Palmolive Company from 2018 to 2021. Ms. Yildiz served as Senior Manager of SEC Services for PricewaterhouseCoopers (“PwC”) from 2016 to 2018, and prior to that served in various roles for PwC in its New York City, Istanbul and Houston offices since 2000. Ms. Yildiz is a Certified Public Accountant, with an Executive M.B.A. from Boğaziçi University.

In connection with her joining the Company, the Company entered into an employment offer letter with Ms. Yildiz (the “Offer Letter”) pursuant to which she will receive an annual base salary of $315,000, with an annual target bonus of 40% of her base salary. Ms. Yildiz will also be eligible to participate in Revlon’s long-term incentive program for 2021, with a total target award amount of $100,000, subject to Revlon Compensation Committee approval, and to receive a one-time sign on bonus of $50,000. Under the Offer Letter, Ms. Yildiz is required to comply with the Company’s confidentiality, non-solicit and non-compete obligations and with the Company’s Code of Conduct and Business Ethics policy as well as Revlon’s Confidentiality of Information and Securities Trading policy.

Ms. Yildiz does not have any family relationships with any of the Company’s directors or executive officers and is not a party to any transactions listed in Item 404(a) of Regulation S-K.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REVLON, INC.

	By:	/s/ Cari Robinson
Cari Robinson
Executive Vice President, General Counsel

September 29, 2021